                                                                    Exhibit 25.1

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -------------------

                                    FORM T-1

                               -------------------

                       STATEMENT OF ELIGIBILITY UNDER THE
                  TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                               -------------------

          CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                         PURSUANT TO SECTION 305(b)(2) [X]

                               -------------------

                                  SUNTRUST BANK
               (Exact name of trustee as specified in its charter)

303 PEACHTREE STREET, 30TH FLOOR       30308                58-0466330
        ATLANTA, GEORGIA            (Zip Code)   (I.R.S. employer identification
(Address of principal executive                                 no.)
           offices)
                               -------------------

                                 JACK L. ELLERIN
                                  SUNTRUST BANK
                               25 PARK PLACE, N.E.
                                   24TH FLOOR
                           ATLANTA, GEORGIA 30303-2900
                                 (404) 588-7296
            (Name, address and telephone number of agent for service)

                               -------------------

           DELAWARE                      TEXTRON FINANCIAL CORPORATION                     05-6008768
(State or other jurisdiction of       (exact name of obligor as specified       (IRS employer identification no.)
incorporation or organization)                  in its charter)

     40 WESTMINSTER STREET                                     02940-6687
         P.O. BOX 6687                                         (Zip Code)
   PROVIDENCE, RHODE ISLAND
(Address of principal executive
           offices)
                               -------------------

             ALL DEBT SECURITIES ISSUED AND SOLD ON A DELAYED BASIS
                PURSUANT TO REGISTRATION STATEMENT NO. 333-108464
                       (Title of the indenture securities)

================================================================================

1.       General information.

         Furnish  the following information as to the trustee-

                  Name and address of each examining or supervising authority to which it is subject.

                  DEPARTMENT OF BANKING AND FINANCE,
                  STATE OF GEORGIA
                  ATLANTA, GEORGIA

                  FEDERAL RESERVE BANK OF ATLANTA
                  1000 PEACHTREE STREET
                  ATLANTA, GEORGIA

                  FEDERAL DEPOSIT INSURANCE CORPORATION
                  WASHINGTON, D.C.

                  Whether it is authorized to exercise corporate trust powers.

                  YES.

2.       Affiliations with Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         NONE.

3-12 NO RESPONSES ARE INCLUDED FOR ITEMS 3 THROUGH 12. RESPONSES TO THOSE ITEMS ARE NOT REQUIRED BECAUSE, AS PROVIDED IN GENERAL INSTRUCTION B AND AS SET FORTH IN ITEM 13, THE OBLIGOR IS NOT IN DEFAULT ON ANY SECURITIES ISSUED UNDER INDENTURES UNDER WHICH SUNTRUST BANK IS A TRUSTEE.

13.      Defaults by the Obligor.

         (a) State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.

         THERE IS NOT AND HAS NOT BEEN ANY DEFAULT UNDER THIS INDENTURE.

         (b) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.

         THERE HAS NOT BEEN ANY SUCH DEFAULT.

14-15 NO RESPONSES ARE INCLUDED FOR ITEMS 14 AND 15. RESPONSES TO THOSE ITEMS ARE NOT REQUIRED BECAUSE, AS PROVIDED IN GENERAL INSTRUCTION B AND AS SET FORTH IN ITEM 13, THE OBLIGOR IS NOT IN DEFAULT ON ANY SECURITIES ISSUED UNDER INDENTURES UNDER WHICH SUNTRUST BANK IS A TRUSTEE.

16.      List of Exhibits.

         List below all exhibits filed as a part of this statement of eligibility; exhibits identified in parentheses are filed with the Commission and are incorporated herein by reference as exhibits hereto pursuant to Rule 7a-29 under the Trust Indenture Act of 1939, as amended, and Rule 24 of the Commission's Rules of Practice.

         (1) A copy of the Articles of Amendment and Restated Articles of Association of the trustee as now in effect (Exhibit 1 to Form T-1, Registration No. 333-82717 filed by ONEOK, Inc.).

         (2) A copy of the certificate of authority of the trustee to commence business (Exhibit 2 to Form T-1, Registration No. 333-32106 filed by Sabre Holdings Corporation).

         (3) A copy of the authorization of the trustee to exercise corporate trust powers (Exhibits 2 and 3 to Form T-1, Registration No. 333-32106 filed by Sabre Holdings Corporation).

         (4) A copy of the existing by-laws of the trustee as now in effect (Exhibit 4 to Form T-1, Registration No. 333-82717 filed by ONEOK, Inc.).

         (5)      Not applicable.

         (6) The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939.

         (7) A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority as of the close of business on June 30, 2003.

         (8)      Not applicable.

         (9)      Not applicable.

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, SunTrust Bank, a banking corporation organized and existing under the laws of the State of Georgia, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta and the State of Georgia, on the 18th day of September, 2003.

                                      SUNTRUST BANK

                                      By:/s/ B. A. Donaldson
                                         ---------------------------------------
                                         Name: B. A. Donaldson
                                         Title: Vice President

                              EXHIBIT 1 TO FORM T-1

                            ARTICLES OF AMENDMENT AND
                       RESTATED ARTICLES OF INCORPORATION
                                       OF
                                  SUNTRUST BANK

             (Incorporated by reference from Exhibit 1 to Form T-1,
                Registration No. 333-82717 filed by ONEOK, Inc.)

                              EXHIBIT 2 TO FORM T-1

                            CERTIFICATE OF AUTHORITY
                                       OF
                       SUNTRUST BANK TO COMMENCE BUSINESS

             (Incorporated by reference from Exhibit 2 to Form T-1, Registration No. 333-32106 filed by Sabre Holdings Corporation)

                              EXHIBIT 3 TO FORM T-1

                                  AUTHORIZATION
                                       OF
                            SUNTRUST BANK TO EXERCISE
                             CORPORATE TRUST POWERS

          (Incorporated by reference from Exhibits 2 and 3 to Form T-1, Registration No. 333-32106 filed by Sabre Holdings Corporation)

                              EXHIBIT 4 TO FORM T-1

                                     BY-LAWS
                                       OF
                                  SUNTRUST BANK

             (Incorporated by reference from Exhibit 4 to Form T-1,
                Registration No. 333-82717, filed by ONEOK, Inc.)

                              EXHIBIT 5 TO FORM T-1

                    (INTENTIONALLY OMITTED. NOT APPLICABLE.)

                              EXHIBIT 6 TO FORM T-1

                               CONSENT OF TRUSTEE

         Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, in connection with the proposed issuance of all debt securities issued and sold on a delayed basis pursuant to Registration Statement No. 333-108464 of Textron Financial Corporation, SunTrust Bank hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                      SUNTRUST BANK

                                      By:_______________________________________
                                         Name:__________________________________
                                         Title:_________________________________

                              EXHIBIT 7 TO FORM T-1

                               REPORT OF CONDITION
                                   (ATTACHED)

         SunTrust Bank                        FFIEC 031
         303 PEACHTREE STREET, NORTHEAST      Consolidated Report of Condition
         ATLANTA , GA 30308                   for June 30, 2003
         Certificate Number: 00867

         CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
         AND STATE-CHARTERED SAVINGS BANKS FOR JUNE 30, 2003

         All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

         SCHEDULE RC - BALANCE SHEET                                       C400

Dollar Amounts in Thousands

ASSETS
1. Cash and balances due from depository institutions (from Schedule RC-A):                            RCFD
                                                                                                       ----     -----------
   a. Non-interest bearing balances and currency and coin (1)......................................    0081       4,469,018 1.a
                                                                                                                -----------
   b. Interest-bearing balances (2)................................................................    0071          15,820 1.b
                                                                                                                -----------
2. Securities:
                                                                                                                -----------
   a. Held-to-maturity securities (from Schedule RC-B, column A)...................................    1754               0 2.a
                                                                                                                -----------
   b. Available-for-sale securities (from Schedule RC-B, column D).................................    1773      19,854,955 2.b
                                                                                                                -----------
3. Federal funds sold and securities purchased under agreements to resell:                             RCON
                                                                                                       ----     -----------
   a. Federal funds sold in domestic offices.......................................................    B987         436,600 3.a
                                                                                                                -----------
                                                                                                       RCFD
                                                                                                       ----     -----------
   b. Securities purchased under agreements to resell (3)..........................................    B989       3,771,321 3.b
                                                                                                                -----------
4. Loans and lease financing receivables (from Schedule RC-C):
                                                                                                                -----------
   a. Loans and leases held for sale.........................................                          5369       9,037,490 4.a
                                                                                                                -----------
   b. Loans and leases, net of unearned income...............................   B528     75,008,023                         4.b

   c. LESS: Allowance for loan and lease losses..............................   3123        932,810                         4.c
                                                                                                                -----------
   d. Loans and leases, net of unearned income and allowance (item 4.b minus 4.c)..................    B529      74,075,213
                                                                                                                -----------
5. Trading assets (from Schedule RC-D).............................................................    3545       1,472,750 5
                                                                                                                -----------
6. Premises and fixed assets (including capitalized leases)........................................    2145       1,296,757 6
                                                                                                                -----------
7. Other real estate owned (from Schedule RC-M)....................................................    2150          29,826 7
                                                                                                                -----------
8. Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M)........    2130               0 8
                                                                                                                -----------
9. Customers' liability to this bank on acceptances outstanding....................................    2155          84,980 9
                                                                                                                -----------
10. Intangible assets:                                                                                                     10
                                                                                                                -----------
   a. Goodwill.....................................................................................    3163         862,393 10.a
                                                                                                                -----------
   b. Other intangible assets from Schedule RC-M...................................................    0426         607,990 10.b
                                                                                                                -----------

11. Other assets (from Schedule RC-F)..............................................................    2160       2,730,050 11
                                                                                                                -----------
12. Total assets (sum of items 1 through 11).......................................................    2170     118,745,163 12
                                                                                                                -----------

         SunTrust Bank                       FFIEC 031
         303 PEACHTREE STREET, NORTHEAST     Consolidated Report of Condition
         ATLANTA , GA 30308                  for June 30, 2003
         Certificate Number: 00867

         SCHEDULE RC - CONTINUED
                                                     Dollar Amounts in Thousands

LIABILITIES
13. Deposits:                                                                                          RCON
                                                                                                       ----     -----------
    a. In domestic offices (sum of totals of columns A and C from Schedule RC-E, part I):              2200      74,459,262 13.a
                                                                                                                -----------
       (1)Noninterest-bearing (4)............................................   6631     10,248,343                         13.a.1

       (2)Interest-bearing...................................................   6636     64,210,919                         13.a.2
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs                                   RCFN
                                                                                                       ----     -----------
       (from Schedule RC-E, part II).........................................                          2200       2,934,964 13.b
                                                                                                                -----------
       (1)Noninterest-bearing (4)............................................   6631              0                         13.b.1

       (2)Interest-bearing...................................................   6636      2,934,963                         13.b.2
14. Federal funds purchased and securities sold under agreements to repurchase:                        RCON
                                                                                                       ----     -----------
    a. Federal funds purchased in domestic offices (5).............................................    B993       8,979,352 14.a
                                                                                                                -----------
                                                                                                       RCFD
                                                                                                       ----     -----------
    b. Securities sold under agreements to repurchase (6)..........................................    B995       8,422,227 14.b
                                                                                                                -----------
15. Trading liabilities (from Schedule RC-D).......................................................    3548       1,179,121 15
                                                                                                                -----------
16. Other borrowed money (includes mortgage indebtedness and obligations under
    capitalized leases) (from Schedule RC-M).......................................................    3190       7,252,577 16
                                                                                                                -----------
17. Not applicable.................................................................................
                                                                                                                -----------
18. Bank's liability on acceptances executed and outstanding.......................................    2920          84,980 18
                                                                                                                -----------
19. Subordinated notes and debentures (7)..........................................................    3200       2,149,629 19
                                                                                                                -----------
20. Other liabilities (from Schedule RC-G).........................................................    2930       2,777,007 20
                                                                                                                -----------
21. Total liabilities (sum of items 13 through 20).................................................    2948     108,239,119 21
                                                                                                                -----------
22. Minority interest in consolidated subsidiaries.................................................    3000       1,012,337 22
                                                                                                                -----------
    EQUITY CAPITAL
                                                                                                                -----------
23. Perpetual preferred stock and related surplus..................................................    3838               0 23
                                                                                                                -----------
24. Common stock...................................................................................    3230          21,600 24
                                                                                                                -----------
25. Surplus (exclude all surplus related to preferred stock).......................................    3839       2,734,106 25
                                                                                                                -----------
26. a. Retained earnings...........................................................................    3632       5,845,041 26.a
                                                                                                                -----------
    b. Accumulated other comprehensive income (8)..................................................    B530         892,960 26.b
                                                                                                                -----------
27. Other equity capital components (9)............................................................    A130               0 27
                                                                                                                -----------
28. Total equity capital (sum of items 23 through 27)..............................................    3210       9,493,707 28
                                                                                                                -----------
29. Total liabilities, minority interest, and equity capital (sum of items 21, 22 and 28)..........    3300     118,745,163 29
                                                                                                                -----------

     MEMORANDUM
     TO BE REPORTED WITH THE MARCH REPORT OF CONDITION.

1.   Indicated in the box at the right the number of the statement below that best describes the most
     comprehensive level of auditing work performed for the bank by independent external auditors as of    RCFD    Number
     any date during 2002                                                                                  6724       N/A    M.1

1= Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

2= Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3= Attestation on bank management's assertion on the effectiveness of the bank's internal control over financial reporting by a certified public accounting firm

4= Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

5.= Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)

6=   Review of the bank's financial statements by external auditors

7=   Compilation of the bank's financial statements by external auditors

8=   Other audit procedures (excluding tax preparation work)

9=   No external audit work
_______________

          (1)  Includes cash items in process of collection and unposted debits.

          (2)  Includes time certificates of deposit not held for trading.

          (3) Includes all securities resale agreements in domestic and foreign offices, regardless of maturity.

          (4) Includes total demand deposits and noninterest-bearing time and savings deposits.

          (5)  Report overnight Federal Home Loan Bank advances and Schedule RC, item 16, "other borrowed money."

          (6) Includes all securities repurchase agreements in domestic and foreign offices, regardless of maturity.

          (7)  Includes limited-life preferred stock and related surplus.

          (8) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, cumulative foreign currency translation adjustments, and minimum pension liability adjustments.

          (9) Includes treasury stock and unearned Employee Stock Ownership Plan Shares.

                              EXHIBIT 8 TO FORM T-1

                    (INTENTIONALLY OMITTED. NOT APPLICABLE.)

                              EXHIBIT 9 TO FORM T-1

                    (INTENTIONALLY OMITTED. NOT APPLICABLE.)